Exhibit 10.1

AMENDMENT NO. 1 TO
AMENDED AND RESTATED
INVESTOR SECURITYHOLDERS AGREEMENT

THIS AMENDMENT NO. 1 (this “Amendment”) to the Amended and Restated Investor Securityholders Agreement, dated as of January 5, 2011, (the "Securityholders Agreement"), by and among Realogy Holdings Corp., a Delaware corporation (the “Company”), Realogy Group LLC, a Delaware limited liability company (“Realogy”), Paulson & Co. Inc., a Delaware corporation, on behalf of the several investment funds and accounts managed by it (“Paulson”), and the Apollo Holders, is made and entered into as of this 4th day of June, 2013. Capitalized terms used herein and not defined shall have the meanings specified in the Securityholders Agreement.
WHEREAS, Section 13 of the Securityholders Agreement provides that the Securityholders Agreement may be amended, modified, supplemented or waived from time to time by an instrument in writing signed by the Company, Realogy, Paulson and each Apollo Holder; and
WHEREAS, collectively, the Company, Realogy, Paulson and each Apollo Holder have determined to further amend the Securityholders Agreement.
NOW, THEREFORE, in consideration of the mutual covenants set forth herein and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1.	Piggy-back Registration Rights.

(a)	Section 4.2(a) of the Securityholders Agreement is amended to add the following sentence to the end of the paragraph:
“Notwithstanding the foregoing, Paulson shall have no rights and the Company shall have no obligations under this Section 4.2 in connection with a registration of shares of Common Stock under the Securities Act pursuant to a request by any of the Apollo Holders, including, for the avoidance of doubt, any Underwritten Offering, effected pursuant to a previously filed and effective Registration Statement on Form S-3.”

(b)	Section 4.2(c) of the Securityholders Agreement shall be deleted and replaced in its entirety with the following:
“(c)    [Reserved]”
2.Effect of Amendment. Except as expressly set forth herein, the Securityholders Agreement shall not by implication or otherwise be deemed supplemented or amended by virtue of this Amendment, and shall remain in full force and effect, as amended hereby. This Amendment shall be construed in accordance with and as a part of the Securityholders Agreement, and all terms, conditions, representations, warranties, covenants and agreements set forth in the Securityholders Agreement and each other instrument or agreement referred to therein, except as herein amended, are hereby ratified and confirmed. Any reference in the Securityholders Agreement to the “Agreement” shall refer to the Securityholders Agreement as amended by this Amendment.
3.Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of Delaware, without giving effect to any choice of law or conflicting provision or rule that would cause the laws of any jurisdiction other than the State of Delaware to be applied.

4.Effective Date of Amendment. This Amendment shall be deemed effective as of the date first written above, as if executed on such date.
5.Counterparts; Facsimile. This Amendment may be executed and delivered by facsimile signature and in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.
[Remainder of Page Intentionally Left Blank.]

Exhibit 10.1

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first written above.

REALOGY GROUP LLC

By:	/s/ ANTHONY E. HULL
Name:	Anthony E. Hull
Title:	EVP, CFO & Treasurer

REALOGY HOLDINGS CORP.

By:	/s/ ANTHONY E. HULL
Name:	Anthony E. Hull
Title:	EVP, CFO & Treasurer

DOMUS INVESTMENT HOLDINGS , LLC

By:	Apollo Management VI, L.P.,
its manager

By:	AIF VI Management, LLC,
its general partner

By:	/s/ LAURIE MEDLEY
Name:	Laurie Medley
Title:	Vice President

RCIV HOLDINGS, L.P. (CAYMAN)

By:	Apollo Advisors VI (EH), L.P.,
its general partner

By:	Apollo Advisors VI (EH-GP), Ltd.,
its general partner

By:	/s/ LAURIE MEDLEY
Name:	Laurie Medley
Title:	Vice President

Exhibit 10.1

APOLLO INVESRTMENT FUND IV, L.P.

By:	Apollo Advisors VI, L.P.,
its general partner

By:	Apollo Capital Management, VI, LLC,
its general partner

By:	/s/ LAURIE MEDLEY
Name:	Laurie Medley
Title:	Vice President

DOMUS CO-INVESTMENT HOLDINGS, LLC

By:	Apollo Management VI, L.P.,
its managing member

By:	AIF VI Management, LLC,
its general partner

By:	/s/ LAURIE MEDLEY
Name:	Laurie Medley
Title:	Vice President

RCIV HOLDINGS (LUXEMBOURG), S.A.R.L.

By:	/s/ LAURIE MEDLEY
Name:	Laurie Medley
Title:	Class A Manager

PAULSON & CO. INC. (ON BEHALF OF THE SEVERAL INVESTMENT FUNDS AND ACCOUNTS MANAGED BY IT)

By:	/s/ MICHAEL WALDERF
Name:	Michael Walderf
Title:	Managing Director